6. SUBSEQUENT EVENT	3 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
6. SUBSEQUENT EVENT

On October 19, 2015, the Company entered into agreements with accredited investors for the sale and purchase of 1,044,776 shares of the Company’s common stock, $0.01 par value at a purchase price of $0.67 per share. The Company received $700,000 in gross proceeds from the offering. The Company intends to use the net proceeds from this placement for general working capital purposes.

In conjunction with the placement, the Company also entered into a registration rights agreement with the investors, whereby the Company is obligated to file a registration statement with the Securities Exchange Commission on or before 90 calendar days after October 19, 2015 to register the resale by the investors of the 1,044,776 shares of the Company’s common stock purchased in the placement.

In conjunction with the offering, certain anti-dilution provisions of the warrants issued in conjunction with the Company’s June 25, 2008 and September 28, 2012 financing transactions were triggered. As a result, the number of existing June 25, 2008 warrants increased from 493,398 to 517,222 and the related exercise price of the warrants decreased from $1.03 to $0.98 per share. Also, as a result of the offering, the number of existing September 28, 2012 warrants increased from 2,189,724 to 2,288,187 and 217,322 to 223,793, respectively, and the related exercise price decreased from $1.11 to $1.06 and from $0.85 to $0.83, respectively.